Exhibit 10.50

ADDENDUM TO WORKING AGREEMENT

Affinity Group, Inc. (formerly Trailer Life Publishing Company, Incorporated) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Working Agreement between them for the Rider Motorcycle Club insurance plan operated in conjunction with AGI’s wholly-owned subsidiary GSS Enterprises, Inc., dated October 5, 1979, and amended by Addenda dated October 17, 1989, March 22, 1994 and January 9, 1998 (collectively, the “Working Agreement”), as follows:

1.            The first paragraph after clause numbered 6 on page 1 of the Working Agreement, as most recently amended by the Addendum to Working Agreements dated January 9, 1998, is deleted in its entirety and the following is substituted therefor:

Both parties to this agreement recognize that substantial development costs, advertising, mailing and promotional services will be needed in creating interest in a new Motorcycle Insurance Program.  To assist in implementing TL’s expressed intention of developing interest in a new Motorcycle Insurance Program, TL agrees that, beginning with the fourth quarter of 1979, the Good Sam Vehicle Insurance Plan promotional allowance shall be reduced from a basis equivalent to five (5) percent of the written premium being generated by the Good Sam Vehicle Insurance Plan to three (3) percent of written premium, and that reduction shall continue through the third quarter of 1980.  TL and NGI mutually agree that the maximum total amount so deducted from the Good Sam promotional allowance shall not exceed the sum of $50,000.  In consideration of the foregoing expressed agreements, NGI will return to TL the amount so deducted from the Good Sam Vehicle Insurance Plan promotional allowance on the basis of the number of Rider Motorcycle Club members participating in the Motorcycle Insurance Program, in accordance with the following schedule:

2.            The last paragraph on page 1 of the Working Agreement is deleted in its entirety and the following is substituted therefor:

This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.  NGI also agrees to offer other selected insurance products to Rider Club members, which will consist of:

3.            Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO WORKING AGREEMENT

Affinity Group, Inc., the parent company of Golf Card International Corp. (erroneously identified as Golf Card International, Inc.) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Working Agreement between them for the Golf Card insurance plan operated in conjunction with AGI’s wholly-owned subsidiary Golf Card International Corp. dated April 17, 1992, and amended by Addenda dated March 22, 1994 and January 9, 1998 (collectively, the “Working Agreement”), as follows:

1.  The first paragraph after clause numbered 5 on page 1 of the Working Agreement is deleted in its entirety and the following is substituted therefor:

This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term thereof or any extension hereof.  NGIC also agrees to develop new insurance products to be offered to GCI members which will consist of:

2.               The amendment made to the first paragraph after clause numbered 6 on page 1 of the Working Agreement in the Addendum to Working Agreements dated January 9, 1998 is hereby deleted in its entirety.

3.               Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO WORKING AGREEMENT

Affinity Group, Inc., the parent company of Camp Coast to Coast, Inc. (erroneously identified as Coast to Coast Incorporated) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Working Agreement between them for the Coast to Coast insurance plan operated in conjunction with AGI’s wholly-owned subsidiary Camp Coast to Coast, Inc. dated October 23, 1987, and amended by Addenda dated November 30, 1987, October 17, 1989, March 22, 1994 and January 9, 1998 (collectively, the “Working Agreement”), as follows:

1.       The first paragraph after clause numbered 6 on page 1 of the Working Agreement, as most recently amended by the Addendum to Working Agreements dated January 9, 1998, is deleted in its entirety and the following is substituted therefor:

This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.  NGI also agrees to develop new insurance products to be offered to CTC members which will consist of:

2.       Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002

ADDENDUM TO WORKING AGREEMENT

Affinity Group, Inc., (formerly Trailer Life Publishing Company, Incorporated) (“AGI”) and National General Insurance Company (“NGIC”), wish to amend the Working Agreement between them for the Good Sam insurance plan operated in conjunction with AGI’s wholly-owned subsidiary GSS Enterprises, Inc., dated June 2, 1978, and amended by Addenda dated November 25, 1987, October 17, 1989, March 22, 1994, January 9, 1998 and January 16, 2001 (collectively, the “Working Agreement”), as follows:

1.   The first paragraph after clause numbered 6 on page 1 of the Working Agreement, as most recently amended by the Addendum to Working Agreements dated January 9, 1998, is deleted in its entirety and the following is substituted therefor:

This Working Agreement shall remain in full force and effect for the period beginning on the date of this Addendum and ending May 15, 2012.  Thereafter, the Working Agreement shall automatically renew for consecutive ten (10) year periods, unless terminated by written notice by either party to the other not less than sixty (60) days prior to the termination of the original term hereof or any extension hereof.  NGI also agrees to develop new insurance products to be offered to Good Sam members which will consist of:

2.   Except as amended by this Addendum, all provisions of the Working Agreement shall remain unchanged and in full force and effect.

AFFINITY GROUP, INC.		NATIONAL GENERAL INSURANCE COMPANY

By:	/s/ Paul E. Schedler	By:	/s/ Bernard J. Buselmeier
Name:	Paul E. Schedler	Name:	Bernard J. Buselmeier
Title:	Vice President	Title:	Executive Vice President and
Chief Financial Officer
Date:	May 15, 2002	Date:	May 15, 2002